                                                                    EXHIBIT 23.2
                                                                    ------------


                      CONSENT OF COOPERS & LYBRAND L.L.P.
                      -----------------------------------



We hereby consent to the inclusion in this registration statement on Form S-4 of our report dated August 7, 1996 which includes an explanatory paragraph regarding the Company's ability to continue as a going concern), on our audits of the financial statements of International Canine Genetics, Inc. We also consent to the refernece to our firm under the caption "Experts."



COOPERS & LYBRAND L.L.P.


2400 Eleven Penn Center
Philadelphia, PA  19103
September 9, 1996




                                       1